UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011 (May 17, 2011)

The Cushing MLP Total Return Fund
(Exact name of registrant as specified in its charter)

DELAWARE	811-22072	35-2303963
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8117 Preston Road Suite 440
Dallas, Texas	75225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 692-6334

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01             Other Events.

The Cushing MLP Total Return Fund (the "Fund") issued a corrected press release on May 17, 2011.  The Fund's corrected press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits

99.1	Corrected Press Release dated May 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Cushing MLP Total Return Fund

	By:	/s/ DANIEL L. SPEARS
	Name:	Daniel L. Spears
	Title:	Executive Vice President and Secretary
DATE: May 17, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corrected Press Release dated May 17, 2011